UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 9, 2007

CITIZENS FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Kentucky	0-20148	61-1187135
(State of or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY  40243
(Address of Principal Executive Offices / Zip Code)

(502) 244-2420
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act.
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐           Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐           Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On October 9, 2007, Citizens Financial Corporation (“Citizens”) received a Nasdaq Staff Deficiency Letter, indicating that Citizens fails to comply with the minimum 500,000 publicly held shares requirement for continued listing on the Nasdaq Capital Market set forth in Marketplace Rule 4310(c)(7).   On October 11, 2007, Citizens issued a press release disclosing receipt of this letter and announcing its intent to file for an extension .  Citizens’ press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 3.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Exhibits

99.1           Press Release dated October 11, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL CORPORATION
(Registrant)

Dated:	October 11, 2007	By:	/s/ Len E. Schweitzer
Len E. Schweitzer
Chief Financial Officer

3